ANNUAL REPORT June 30, 2001

                                                        Logo: Nuveen Investments

         Municipal Closed-End
        Exchange-Traded
                        Funds

                Dependable, tax-free income to help
                    you keep more of what you earn.



                                                FLORIDA

                                                NQF
                                                NUF
                                                NFL


                           Invest well.
Look ahead.
                  LEAVE YOUR MARK.(SM)


Photo: Family walking along seaside

Photo: Father and son playing on beach.

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



Dear
     SHAREHOLDER


photo: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board



Callout text:
"Your Nuveen
 Fund also
 features several
 characteristics
 that can help
 make it an
 essential part
 of your overall
 investment
 strategy."

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Manager's Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

INVEST WELL.LOOK AHEAD.LEAVE YOUR MARK.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 17, 2001



Callout text:

       "Today, perhaps
        more than
        ever, investors
        have the
        ability to
        make a lasting
        impact on
        their families
        and their
        world for
        generations
        to come."

Nuveen Florida Closed-End Exchange-Traded Funds (NQF, NUF, NFL)

Portfolio Manager's
                COMMENTS

Portfolio manager Tom O'Shaughnessy examines national and state economic conditions, key investment strategies, and the performance of the Nuveen Florida Closed-End Exchange-Traded Funds. An 18-year veteran of Nuveen, Tom has managed NQF and NUF since 1991. After managing NFL from its inception in 1992 through January 1995, he reassumed portfolio management responsibility for this Fund in 1998.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the municipal market over the past twelve months were the Federal Reserve's increase and reduction of short-term interest rates, and the general slowdown in economic growth. After a series of rate increases through 1999 and 2000, the Fed embarked in January 2001 on a series of rate cuts designed to stimulate the sluggish U.S. economy. Over the first half of 2001, the Fed announced six reductions totaling 275 basis points, bringing the target federal funds rate to 3.75%, its lowest point since 1994. The consensus among many market observers is that the Fed is prepared to continue easing rates as long as signs of a significant economic slowdown remain.

In the municipal market, the overall economic environment combined with tight municipal supply, helped many bonds perform well over this reporting period. As 2001 got underway, the Fed's interest rate cuts created more favorable conditions for both new municipal issuance and refundings, which totaled $133.6 billion nationwide during the first six months of the year, an increase of 39% over January-June 2000 and up 30% from July-December 2000.

On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. We believe municipal bonds continue to represent good value in today's market.

HOW WAS THE MARKET ENVIRONMENT IN FLORIDA?
In line with the increase in national supply, new issuance in Florida totaled $7.7 billion for the first six months of 2001, up 34% over the same period a year ago and an increase of 58% over the last half of 2000. Overall, Florida remains among the nation's stronger states economically, with consistent job growth in virtually all major employment sectors, excluding manufacturing, which is in the midst of a national slowdown. As of June 2001, state unemployment was 4.3%, below the current national average of 4.5%. Investor demand for Florida municipal bonds remains strong.

HOW DID THE NUVEEN FLORIDA FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended June 30, 2001, the Nuveen Florida Closed-End Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the appropriate Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.

                          Total Return          Lehman           Lipper
            Market Yield        on NAV    Total Return1         Average2
-------------------------------------------------------------------------
                                1 Year          1 Year          1 Year
                  Taxable-       Ended           Ended           Ended
       6/30/01  Equivalent3    6/30/01         6/30/01         6/30/01
-------------------------------------------------------------------------
NQF      5.96%       8.58%      10.11%           9.98%          12.19%
-------------------------------------------------------------------------
NUF      6.01%       8.65%       9.37%           9.98%          12.19%
-------------------------------------------------------------------------
NFL      5.57%       8.01%      13.09%          10.63%          12.19%
-------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the twelve months ended June 30, 2001, municipal bonds enjoyed a generally positive total return environment as a result of relatively tight municipal supply, Fed easings, and favorable technicals. The Funds' participation in these market gains is reflected in the total returns on NAV listed in the previous table.

Between June 30, 2000, and June 30, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.98%


1 The performances of NQF and NUF are compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds, while NFL's performance is compared with that of the Lehman Insured Municipal Bond Index, an unleveraged index comprising a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of the Nuveen Florida Funds are compared with the average annualized return of the 12 funds in the Lipper Florida Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

to 5.52%. In this environment of falling yields (and rising bond prices), funds with longer durations4 would be expected to perform well. As of June 30, 2001, the durations of NQF and NUF were 12.88 and 9.16, respectively, while NFL had a duration of 11.73. By comparison, the duration of the unleveraged Lehman Brothers Municipal Bond Index was 7.89, and the Lehman Insured Municipal Index had a duration of 8.90. In addition, the Funds' relative performance was influenced by differences in their structure and individual portfolio holdings. For example, NUF's holdings of high coupon bonds have helped this Fund provide one of the most attractive yields in the Florida market. However, as these bonds approach their call dates, their limited upside potential has had a moderating impact on the Fund's total return on NAV.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? During the past year, Nuveen's dividend management strategies helped to support the income streams of all three Nuveen Florida Funds. In addition, the decline in short-term interest rates and the steepening yield curve, enabled us to increase the dividends of NUF in June 2001 and NFL in both March and June 2001. As of June 30, 2001, NUF and NFL had each offered shareholders 13 consecutive months of steady or increasing dividends, while NQF had provided 13 consecutive months of stable income.

All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders when short-term rates rise or fall, the Funds must adjust the amount of income they pay to preferred shareholders, which affects the income available for common shareholders.

In coming months, lower short-term rates could continue to have beneficial effects on the Funds' dividends by further reducing the amount the Funds pay their MuniPreferred(R) shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding bonds held by these portfolios. This is especially true of NQF and NUF, which have entered the point of their life cycles when they can expect an increased risk of calls. The level of short-term rates, the amount of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of the Nuveen Florida Funds over the next twelve months.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors again turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the Nuveen Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the slight discount (share price below NAV) on NQF to move to a slight premium (share price above
NAV) over the past 12 months, while the discounts on NUF and NFL narrowed significantly.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FLORIDA FUNDS DURING THE YEAR ENDED JUNE 30, 2001?
As evidenced by their twelve-month total returns on NAV, the Nuveen Florida Funds were well structured going into this period. Despite the relatively tight supply of new municipal issuance during most of the past year, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. We also continued to focus on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

With the increase in issuance during the first half of 2001, we focused on keeping the Funds' call structure current by selling bonds with less call protection and buying other bonds with longer maturities. Over the past year, both NQF and NUF saw their allocations of U.S. guaranteed bonds drop from 26% and 24% to 13% and 17%, respectively. During this time, we have been taking advantage of the capabilities of Nuveen research analysts to actively pursue high-yield replacement opportunities, particularly in the healthcare and multifamily housing sectors.

Both NQF and NUF continued to offer excellent credit quality, with 81% and 73% of their portfolios, respectively, invested in bonds rated AAA/U.S. guaranteed and AA as of June 30, 2001. The Funds also had allocations of BBB and non-rated bonds of 13% and 12%, respectively, which generally provided higher yields during 2000. Credit quality is not an issue in NFL, which is 100% invested in U.S. guaranteed and/or insured bonds.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FLORIDA FUNDS IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $250 billion. Following the decline in municipal supply in both 1999 and 2000, any year-over-year increase in 2001 should still result in supply-and-demand dynamics that support municipal market prices.

Looking specifically at the Nuveen Florida Funds, NFL provides good levels of call protection during the remainder of 2001 and in 2002, with 11% of its portfolio subject to calls over the next 18 months. However, both NQF and NUF, which reach the ten-year anniversary of their inceptions in 2001, have entered a period where they are experiencing a typical increase in call exposure. Over the next 18 months, these two Funds could see up to 24% and 40% of their portfolios, respectively, affected by bond calls. We believe all of these positions are very manageable, and we foresee no problems in working through them. While we cannot control the direction of interest rates, we continue to work to reduce call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. Given expectations for a continued increase in Florida municipal supply, we plan to watch for additional opportunities to sell bonds with short calls and reinvest the proceeds into issues offering better call protection.

In general, we believe the Nuveen Florida Funds are well positioned for the market environment of the next twelve months. As value-oriented investors, we plan to remain focused on adding value for our shareholders, providing support for the Funds' dividends, and watching new issuance for opportunities to purchase the research-intensive credits that fully utilize Nuveen's expertise in this area, especially in the healthcare and housing sectors. Overall, we believe the Nuveen Florida Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

NQF

Nuveen Florida Investment Quality Municipal Fund

Performance
        OVERVIEW As of June 30, 2001

CREDIT QUALITY
pie chart:
AAA/U.S. Guaranteed                         60%
AA                                          21%
A                                            6%
BBB                                          2%
NR                                          11%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.89
--------------------------------------------------
Net Asset Value                             $14.76
--------------------------------------------------
Market Yield                                 5.96%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.58%
--------------------------------------------------
Fund Net Assets ($000)                    $374,223
--------------------------------------------------
Average Effective Maturity (Years)           23.15
--------------------------------------------------
Leverage-Adjusted Duration                   12.88
==================================================

ANNUALIZED TOTAL RETURN  (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.03%        10.11%
--------------------------------------------------
5-Year                         4.64%         5.94%
--------------------------------------------------
10-Year                        6.12%         7.23%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     20%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Utilities                                      10%
==================================================

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
bar chart:
Jul                        0.074
Aug                        0.074
Sep                        0.074
Oct                        0.074
Nov                        0.074
Dec                        0.074
Jan                        0.074
Feb                        0.074
Mar                        0.074
Apr                        0.074
May                        0.074
Jun                        0.074


SHARE PRICE PERFORMANCE
line chart:
                           Weekly Closing Price
7/1/00                                    14.38
                                           14.5
                                          14.38
                                          14.44
                                          14.31
                                          14.44
                                          14.44
                                          14.31
                                           14.5
                                          14.69
                                           14.5
                                             14
                                          14.06
                                             14
                                          13.56
                                          13.25
                                          13.63
                                          14.13
                                          13.75
                                           13.5
                                           13.5
                                          13.63
                                          13.88
                                          14.06
                                             14
                                          14.63
                                          14.94
                                          15.13
                                          15.19
                                          15.12
                                          15.27
                                          15.14
                                          15.13
                                          15.31
                                          15.18
                                          14.87
                                          15.11
                                           14.7
                                          14.84
                                          14.94
                                          15.01
                                          14.92
                                          15.03
                                          14.72
                                          14.87
                                          14.86
                                          14.79
                                           14.9
                                             15
                                          14.81
6/30/01                                   14.89

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

NUF


Nuveen Florida Quality Income Municipal Fund

Performance
   OVERVIEW As of June 30, 2001



CREDIT QUALITY

AAA/U.S. Guaranteed                                  63%
AA                                                   10%
A                                                    15%
BBB                                                   4%
NR                                                    8%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.97
--------------------------------------------------
Net Asset Value                             $15.02
--------------------------------------------------
Market Yield                                 6.01%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.65%
--------------------------------------------------
Fund Net Assets ($000)                    $329,618
--------------------------------------------------
Average Effective Maturity (Years)           20.30
--------------------------------------------------
Leverage-Adjusted Duration                    9.16
==================================================

ANNUALIZED TOTAL RETURN  (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.58%         9.37%
--------------------------------------------------
5-Year                         6.07%         5.73%
--------------------------------------------------
Since Inception                6.16%         6.86%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Healthcare                                      9%
==================================================


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                        0.0735
Aug                        0.0735
Sep                        0.0735
Oct                        0.0735
Nov                        0.0735
Dec                        0.0735
Jan                        0.0735
Feb                        0.0735
Mar                        0.0735
Apr                        0.0735
May                        0.0735
Jun                        0.075

SHARE PRICE PERFORMANCE
bar chart:
                           Weekly Closing Price
7/1/00                                    14.25
                                          14.25
                                          14.25
                                          14.31
                                          14.31
                                          14.31
                                          14.25
                                          14.19
                                          14.56
                                           14.5
                                          14.44
                                          14.31
                                          14.13
                                          14.19
                                          13.94
                                          13.81
                                          13.81
                                             14
                                          14.06
                                          13.75
                                          13.69
                                          13.69
                                          13.56
                                          13.88
                                          14.94
                                          15.13
                                          14.81
                                          15.13
                                          15.19
                                          15.28
                                          15.25
                                          15.05
                                          15.05
                                          15.25
                                          15.15
                                           14.9
                                          15.16
                                          14.55
                                             15
                                          14.83
                                          14.85
                                          14.95
                                          14.85
                                          14.75
                                           14.8
                                           14.8
                                          14.74
                                          14.95
                                           15.1
                                          15.08
6/30/01                                   14.97

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

NFL


Nuveen Insured Florida Premium Income Municipal Fund

Performance
   OVERVIEW As of June 30, 2001

CREDIT QUALITY
Insured & U.S. Guaranteed       17%
Insured                         83%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.54
--------------------------------------------------
Net Asset Value                             $15.30
--------------------------------------------------
Market Yield                                 5.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.01%
--------------------------------------------------
Fund Net Assets ($000)                    $329,642
--------------------------------------------------
Average Effective Maturity (Years)           20.14
--------------------------------------------------
Leverage-Adjusted Duration                   11.73
==================================================

ANNUALIZED TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        18.32%        13.09%
--------------------------------------------------
5-Year                         7.29%         7.11%
--------------------------------------------------
Since Inception                5.34%         6.49%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Transportation                                 18%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Healthcare                                     10%
==================================================

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)
bar chart:
Jul                        0.064
Aug                        0.064
Sep                        0.064
Oct                        0.064
Nov                        0.064
Dec                        0.064
Jan                        0.064
Feb                        0.064
Mar                        0.0655
Apr                        0.0655
May                        0.0655
Jun                        0.0675

SHARE PRICE PERFORMANCE
line chart:
                           Weekly Closing Price
7/1/00                                    13.25
                                          13.13
                                          13.06
                                          13.13
                                          13.31
                                          13.38
                                          13.69
                                          13.25
                                          13.38
                                           13.5
                                          13.38
                                          13.06
                                          13.13
                                          13.25
                                             13
                                          12.81
                                             13
                                          13.13
                                          13.13
                                          13.38
                                          13.31
                                          13.19
                                           13.5
                                          13.56
                                          13.88
                                          14.38
                                          14.31
                                           14.5
                                          14.25
                                          14.39
                                          14.24
                                          14.15
                                          14.15
                                          14.33
                                          14.33
                                          14.22
                                          14.47
                                          14.31
                                          14.52
                                          14.65
                                          14.74
                                           14.4
                                          14.47
                                          14.54
                                          14.35
                                          14.31
                                          14.24
                                          14.47
                                          14.39
                                          14.45
6/30/01                                   14.54

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0072 per share.

Report of
    INDEPENDENT AUDITORS

THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 2001, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 10, 2001


                            Nuveen Florida Investment Quality Municipal Fund (NQF)

                            Portfolio of
                                       Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER CYCLICALS - 2.8%

$      13,500   Hillsborough County Industrial Development Authority, Florida,              4/10 at 101          N/R   $  10,631,790
                 Exempt Facilities Revenue Bonds (National Gypsum Company -
                 Apollo Beach Project), Series 2000B, 7.125%, 4/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.4%

        1,500   The Cape Canaveral Hospital District, Florida, Revenue Refunding            1/08 at 101           A1       1,403,415
                 Certificates, Series 1998, 5.250%, 1/01/28

       20,000   Escambia County Health Facilities Authority (Florida), Revenue             11/09 at 101           AA      21,136,200
                 Bonds (Ascension Health Credit Group), Series 1999A-1,
                 6.000%, 11/15/31

       11,000   Jacksonville Health Facilities Authority, Florida, Hospital Facilities     11/01 at 102          AA+      11,366,520
                 Refunding Revenue Bonds, Series 1991 (St. Luke's Hospital
                 Association Project), 7.125%, 11/15/20

        6,250   City of Miami Beach Health Facilities Authority, Florida, Hospital         11/08 at 101         BBB-       5,313,375
                 Revenue Bonds, Series 1998 (Mount Sinai Medical Center of
                 Florida Project), 5.375%, 11/15/28

        3,000   City of Miami Beach Health Facilities Authority, Florida, Hospital         11/11 at 101         BBB-       3,044,790
                 Revenue Bonds, Series 2001A (Mount Sinai Medical Center
                 of Florida Project), 6.800%, 11/15/31

        3,000   Miami-Dade County Health Facilities Authority, Florida, Hospital            8/11 at 101          AAA       2,909,130
                 Revenue Bonds, Series 2001A, Miami Children's Hospital
                 Refunding, 5.125%, 8/15/26

        6,000   North Broward Hospital District, Florida, Improvement Revenue               1/11 at 101           A-       6,011,400
                 Bonds, Series 2001, 6.000%, 1/15/31

        3,000   North Carolina Medical Care Commission, Health Care Facilities             10/11 at 101          AAA       2,863,050
                 Revenue Bonds (WakeMed Project), Series 2001, 5.000%, 10/01/32

        7,925   Orange County Health Facilities Authority, Florida, Hospital               11/01 at 102          AAA       8,165,999
                 Revenue Bonds (Adventist Health System/Sunbelt, Inc.),
                 Series 1991-B, 6.750%, 11/15/21

        6,000   Orange County Health Facilities Authority, Florida, Hospital Revenue       11/10 at 101           A-       6,270,900
                 Bonds (Adventist Health System/Sunbelt Obligated Group),
                 Series 2000, 6.500%, 11/15/30

        4,250   St. John's County Industrial Development Authority, Florida, Hospital       8/02 at 102           A2       4,283,575
                 Revenue Bonds (Flagler Hospital Project), Series 1992,
                 6.000%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.8%

       11,270   Housing Finance Authority of Broward County, Florida, Multifamily           7/09 at 102          N/R      10,836,669
                 Housing Revenue Bonds (The Pier Club Apartments Project),
                 Series 1999, 7.000%, 7/01/34

        1,090   Housing Finance Authority of Broward County, Florida, Multifamily           5/10 at 101          AAA       1,095,308
                 Housing Revenue Bonds (Emerald Palms Apartments Project),
                 Series 2001A, 5.600%, 7/01/21

        1,610   Florida Housing Finance Agency, General Mortgage Revenue                    6/02 at 103          AAA       1,671,937
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

        2,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1996                 9/06 at 102          AAA       2,614,725
                 Series K-1 (Mariner Club Apartments Project), 6.375%, 9/01/36
                 (Alternative Minimum Tax)

       10,000   Florida Housing Finance Corporation, Revenue Bonds (Pembroke               No Opt. Call          N/R       9,998,900
                 Apartments), Series 2001B, 7.750%, 2/01/41

       10,300   Florida Housing Finance Corporation, Revenue Bonds (River Run              No Opt. Call          N/R      10,298,867
                 Apartments), Series 2001, 7.750%, 2/01/41


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.1%

        6,845   Brevard County Housing Finance Authority, Florida, Single Family            9/01 at 102          Aaa       6,995,795
                 Mortgage Revenue Refunding Bonds, Series 1991C, 7.000%, 9/01/23

        1,000   Housing Finance Authority of Clay County, Florida, Single Family            4/07 at 102          Aaa       1,040,290
                 Mortgage Revenue Bonds, Series 1997 (Multi-County Program),
                 5.950%, 10/01/19 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$         335   Housing Finance Authority of Dade County (Florida), Single Family           4/05 at 102          AAA   $     354,045
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

        9,045   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  1/06 at 102           AA       9,429,413
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                 6.200%, 7/01/27 (Alternative Minimum Tax)

        1,900   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  1/07 at 102           AA       1,983,980
                 Bonds, Series 2 (New Money and Refunding Issue),
                 6.350%, 7/01/28 (Alternative Minimum Tax)

        3,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  7/07 at 102          AAA       3,078,810
                 Bonds, 1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)

        1,720   Housing Finance Authority of Manatee County, Florida, Single Family        11/05 at 102          Aaa       1,834,535
                 Mortgage Revenue Bonds, Series 1994 (Subseries 3),
                 7.600%, 11/01/26 (Alternative Minimum Tax)

        1,640   Housing Finance Authority of Manatee County, Florida, Single                5/06 at 105          Aaa       1,798,391
                 Family Mortgage Revenue Bonds, Series 1996 (Subseries 1),
                 7.450%, 5/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.2%

          665   New Jersey Economic Development Authority, Economic                         6/11 at 102           A+         675,733
                 Development Revenue Bonds (Masonic Charity Foundation
                 Project), Series 2001, 5.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.5%

        2,810   Broward County, Florida, General Obligation Public Improvement             No Opt. Call          AA+       3,406,704
                 Refunding Bonds, Series 1986, 12.500%, 1/01/04

       12,000   Board of Education, State of Florida, Public Education Capital              6/07 at 101          AA+      10,515,720
                 Outlay Bonds (Full Faith and Credit), 1996 Series B, 4.500%, 6/01/27

                Galveston County, Texas, Justice Center and Public Safety
                Building Bonds, Series 2001:
        4,165    0.000%, 2/01/24                                                           No Opt. Call          Aaa       1,188,316
        3,205    0.000%, 2/01/25                                                           No Opt. Call          Aaa         861,055
        3,000    0.000%, 2/01/26                                                           No Opt. Call          Aaa         760,500


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.4%

       17,315   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102          AAA      16,439,207
                 Series 1996B, 5.000%, 10/01/35

        5,000   Florida Ports Financing Commission, Revenue Bonds (State                    6/07 at 101          AAA       4,961,050
                 Transportation Trust Fund), Series 1996, 5.375%, 6/01/27
                 (Alternative Minimum Tax)

        5,000   The County of Hernando, Florida (Criminal Justice Complex Financing        No Opt. Call          AAA       6,470,800
                 Program), 1986 Series, 7.650%, 7/01/16

                Manchester Housing and Redevelopment Authority, New Hampshire,
                Revenue Bonds, 2000 Series B:
        5,140    0.000%, 1/01/21                                                       1/10 at 46 25/32            A       1,408,000
        4,640    0.000%, 1/01/25                                                        1/10 at 35 3/32            A         961,408
        5,140    0.000%, 1/01/28                                                        1/10 at 28 9/32            A         865,576

                Tampa Sports Authority, State of Florida, Sales Tax Payment
                Special Purpose Bonds (Tampa Bay Arena Project), Series 1995:
        1,250    5.750%, 10/01/20                                                          No Opt. Call          AAA       1,365,763
        2,585    5.750%, 10/01/25                                                          No Opt. Call          AAA       2,826,646


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.6%

       11,500   Broward County, Florida, Airport System Revenue Bonds, 2001                10/11 at 101          AAA      11,208,590
                 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

        3,500   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,                10/06 at 102          AAA       3,581,900
                 5.750%, 10/01/26 (Alternative Minimum Tax)

       12,000   Director of the State of Nevada, Department of Business and                 1/10 at 100          AAA      11,770,440
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 5.375%, 1/01/40

       13,500   Greater Orlando Aviation Authority (Florida), Airport Facilities           10/09 at 101          AAA      12,859,425
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28
                 (Alternative Minimum Tax)


                            Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       2,590   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102          AAA   $   2,709,684
                 Airport Revenue Bonds, 1996 Series A, 6.000%, 10/01/23
                 (Alternative Minimum Tax)

        3,500   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102          AAA       3,680,880
                 Airport Revenue Bonds, 1996 Series B, 5.875%, 10/01/23

        1,750   Miami-Dade County Industrial Development Authority, Industrial             10/09 at 101          AAA       1,851,325
                 Development Revenue Bonds, Florida (Airis Miami II LLC Project
                 at the Miami International Airport), Series 1999, 6.000%, 10/15/25
                 (Alternative Minimum Tax)

       15,450   Miami-Dade County, Florida, Aviation Revenue Bonds,                        10/08 at 101          AAA      14,388,894
                 Miami International Airport (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.4%

        2,395   Dade County, Florida, Special Obligation Bonds (Courthouse Center           4/04 at 102        A3***       2,619,388
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

        7,225   Dade County, Florida, Special Obligation and Refunding Bonds,         10/08 at 48 27/32          AAA       2,590,307
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)

       10,165   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds,             9/01 at 101          AAA      10,336,890
                 Series 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)

        6,955   Board of Education, State of Florida, Public Education Capital              6/05 at 101          AAA       7,633,599
                 Outlay Bonds (Full Faith and Credit), 1993 Series F,
                 6.000%, 6/01/20 (Pre-refunded to 6/01/05)

          950   City of Fort Myers, Florida, Improvement Revenue Bonds (Special             7/03 at 100      BBB-***       1,017,222
                 Assessment Geographical Area No. 24 Improvements),
                 Series 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)

        4,500   Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/02 at 100          AAA       4,675,950
                  Series B, 6.000%, 10/01/21 (Pre-refunded to 10/01/02)

        1,400   City of Pembroke Pines, Florida, Capital Improvement Revenue               10/04 at 102          AAA       1,538,348
                 Bonds, Series 1995, 6.000%, 10/01/25 (Pre-refunded to 10/01/04)

        4,000   City of St. Petersburg Health Facilities Authority (Florida), Revenue      12/01 at 102          AAA       4,146,560
                 Bonds, Series 1985 A (Allegany Health System Loan Program),
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding                No Opt. Call          AAA       4,005,290
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        4,500   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium                 5/02 at 102       N/R***       4,764,915
                 Project), Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)

        2,900   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,             10/02 at 101          AAA       3,041,375
                 Series 1992A, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.7%

          435   City of Green Cove Springs, Florida, Utilities Refunding Revenue           10/01 at 102          AAA         447,906
                 Bonds, Series 1991, 6.750%, 10/01/10

        6,500   Jacksonville Electric Authority, Florida, Electric System Revenue          10/03 at 100           AA       6,535,295
                 Bonds, Series 2000 3-C, 5.625%, 10/01/35

        4,250   City of Lakeland, Florida, Energy System Refunding Revenue Bonds,          No Opt. Call          AAA       4,822,348
                 Series 1999C, 6.050%, 10/01/11

                Lee County, Florida, Solid Waste System Revenue Bonds, Series 1991A:
        6,500    7.000%, 10/01/05 (Alternative Minimum Tax)                                10/01 at 102          AAA       6,687,135
        4,750    7.000%, 10/01/06 (Alternative Minimum Tax)                                10/01 at 102          AAA       4,886,753

        7,460   Orlando Utilities Commission, Florida, Water and Electric                  10/01 at 100          Aa2       7,202,033
                 Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23

        5,000   Orlando Utilities Commission, Florida, Water and Electric Revenue          No Opt. Call          Aa1       5,641,000
                 Refunding Bonds, Series 1992, 6.000%, 10/01/10

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 6.2%

$         835   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,          9/01 at 101          AAA   $     847,767
                 6.750%, 9/01/21

        2,560   Florida Governmental Utility Authority, Utility Revenue Bonds              10/09 at 101          Aaa       2,452,992
                  (Poinciana Utility System), Series 1999, 5.000%, 10/01/29

        1,000   City of Jacksonville, Florida, Water and Sewer Revenue Bonds,               8/05 at 102          AAA       1,059,360
                 Series 1995 (United Water Florida Project), 6.350%, 8/01/25
                  (Alternative Minimum Tax)

        7,600   Miami-Dade County, Florida, Water and Sewer System Revenue                 10/09 at 101          AAA       7,283,384
                 Bonds, Series 1999A, 5.000%, 10/01/29

                City of North Port, Florida, Utility System Revenue Bonds, Series 2000:
          750    5.000%, 10/01/25                                                          10/10 at 101          Aaa         724,883
        1,385    5.000%, 10/01/30                                                          10/10 at 101          Aaa       1,324,448

        6,000   Village of Royal Palm Beach, Florida, Utility System Revenue               10/01 at 102          AAA       6,183,240
                 Refunding Bonds, Series 1991, 6.875%, 10/15/15

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding                No Opt. Call          AAA       1,886,136
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        1,450   City of Tampa, Florida, Water and Sewer System Revenue                     10/02 at 101          AAA       1,484,044
                 Bonds, Series 1992A, 6.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
$     390,100   Total Investments (cost $355,471,079) - 98.1%                                                            367,027,993
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                       7,194,974
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 374,222,967
                ====================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Florida Quality Income Municipal Fund (NUF)

                            Portfolio of
                                       Investments June 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER CYCLICALS - 2.4%

$      10,000   Hillsborough County Industrial Development Authority, Florida,              4/10 at 101          N/R   $   7,875,400
                 Exempt Facilities Revenue Bonds, National Gypsum Company
                 (Apollo Beach Project), Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.9%

                Brevard County Educational Facilities Authority (Florida),
                Educational Facilities Refunding and Improvement Revenue Bonds,
                Series 1992:
        2,260    6.750%, 11/01/07                                                          11/02 at 102         BBB-       2,359,169
        4,790    6.875%, 11/01/22                                                          11/02 at 102         BBB-       4,943,328

        2,200   Rhode Island Health and Educational Building Corporation, Higher           11/10 at 101           AA       2,204,466
                 Education Facility Revenue Bonds (Roger Williams University
                 Issue), Series 2000, 5.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.7%

        1,000   Alachua County Health Facilities Authority (Florida), Health Facilities    12/02 at 100          AAA       1,012,110
                 Revenue Bonds, Series 1992R (Shands Hospital at the University
                 of Florida Project), 5.750%, 12/01/15

       10,395   City of Jacksonville, Florida, Hospital Revenue Bonds,                      2/02 at 102          AAA      10,786,060
                 Series 1992 (University Medical Center, Inc. Project),
                 6.600%, 2/01/21

        1,500   City of Leesburg, Florida, Hospital Revenue Refunding Bonds                 7/03 at 102            A       1,567,650
                 (Leesburg Regional Medical Center Project), Series 1993A,
                 6.250%, 7/01/09

        4,500   City of Miami Beach Health Facilities Authority, Florida, Hospital         11/11 at 101         BBB-       4,585,635
                 Revenue Bonds, Series 2001A (Mount Sinai Medical Center
                 of Florida Project), 6.700%, 11/15/19

        9,000   North Broward Hospital District, Florida, Improvement Revenue               1/11 at 101           A-       9,017,100
                 Bonds, Series 2001, 6.000%, 1/15/31

        1,675   Orange County Health Facilities Authority, Florida, Hospital               11/01 at 102          AAA       1,731,196
                 Revenue Bonds, Series 1991-A (Adventist Health System/Sunbelt,
                 Inc.), 6.875%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.1%

                Housing Finance Authority of Broward County, Florida, Multifamily
                Housing Revenue Refunding Bonds, Series 1996 (Tamarac Pointe
                Apartments Project - GNMA Collateralized):
        1,500    6.250%, 7/01/26                                                            7/06 at 102          AAA       1,578,015
        1,000    6.300%, 1/01/32                                                            7/06 at 102          AAA       1,048,710

        9,600   Housing Finance Authority of Broward County, Florida, Multifamily           6/09 at 102          N/R       8,879,712
                 Housing Revenue Bonds (Pembroke Gardens Project), Series 1999,
                 6.150%, 6/01/39 (Alternative Minimum Tax)

        1,405   Florida Housing Finance Agency, General Mortgage Revenue                    6/02 at 103          AAA       1,459,050
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                     10/05 at 102          AAA       1,032,200
                 1995 Series F (Holly Cove Apartment Project), 6.150%, 10/01/25
                 (Alternative Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding             12/08 at 102           A+       2,956,818
                 Bonds, 1998 Series O (Hunters Ridge at Deerwood Apartments),
                 5.300%, 12/01/28

        5,790   Florida Housing Finance Corporation, Housing Revenue Bonds,                10/10 at 102          Aaa       6,005,330
                 Series 2000H-1 (Villa de Mallorca Apartments), 6.000%, 7/01/33
                 (Alternative Minimum Tax)

        7,455   Florida Housing Finance Corporation, Revenue Bonds (Pembroke               No Opt. Call          N/R       7,454,180
                 Apartments), Series 2001B, 7.750%, 2/01/41

        2,580   Florida Housing Finance Corporation, Revenue Bonds (River Run              No Opt. Call          N/R       2,579,716
                 Apartments), Series 2001, 7.750%, 2/01/41

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       3,630   Miami-Dade County Housing Finance Authority, Florida, Multifamily           1/11 at 102          AAA   $   3,777,305
                 Revenue Bonds (Sunset Bay Apartments Project), Series 2000-5A,
                 5.950%, 7/01/30 (Alternative Minimum Tax)

        3,240   Housing Finance Authority of Pinellas County, Florida, Multifamily          1/08 at 100          AAA       3,266,827
                 Housing Revenue Bonds (Emerald Bay Apartments Projects),
                 Series 1998A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.7%

        7,500   Housing Finance Authority of Broward County, Florida, Single             4/09 at 25 1/2          Aaa       1,155,075
                 Family Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)

        5,135   Housing Finance Authority of Broward County, Florida, Single           4/10 at 25 11/32          Aaa         762,496
                 Family Mortgage Revenue Bonds, Series 2001C,
                 0.000%, 4/01/33 (Alternative Minimum Tax)

          679   Housing Finance Authority of Dade County (Florida), Single Family          12/01 at 102          AAA         695,717
                 Mortgage Revenue Refunding Bonds, 1991 Series D,
                 6.950%, 12/15/12

          290   Housing Finance Authority of Dade County (Florida), Single                  9/01 at 102          Aaa         296,078
                  Family Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24

        1,665   Housing Finance Authority of Dade County (Florida), Single Family           4/05 at 102          AAA       1,759,655
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

        4,625   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  1/06 at 102           AA       4,821,563
                 Bonds, 1995 Series 2 (Refunding/New Money Issue),
                6.200%, 7/01/27 (Alternative Minimum Tax)

        1,785   Florida Housing Finance Agency, Home Ownership Revenue                     No Opt. Call          AAA       2,025,868
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17

        2,555   Housing Finance Authority of Lee County, Florida, Single Family             3/07 at 105          Aaa       2,784,516
                 Mortgage Revenue Bonds (Multi-County Program), Series 1997A
                 (Subseries 1), 7.200%, 3/01/27 (Alternative Minimum Tax)

          750   Housing Authority of Miami-Dade County (Florida), Home Ownership        4/08 at 101 1/2          Aaa         763,350
                 Mortgage Revenue Bonds,  Series 1999A-1, 5.550%, 10/01/19
                 (Alternative Minimum Tax)

        2,960   Orange County Housing Finance Authority (Florida), Single Family            4/06 at 102          AAA       3,075,914
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1996A, 6.300%, 4/01/28
                 (Alternative Minimum Tax)

        3,740   Orange County Housing Finance Authority (Florida), Single Family            9/07 at 102          AAA       3,837,764
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1997B, 5.100%, 9/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.8%

        7,285   City of Atlantic Beach, Florida, Healthcare Facilities Revenue             10/09 at 101            A       7,331,915
                 Refunding Bonds (Fleet Landing Project), Series 1999,
                 5.750%, 10/01/18

                Jacksonville Health Facilities Authority (Florida), Industrial
                Development Revenue Bonds (National Benevolent Association -
                Cypress Village Florida Project), Series 2000A:
          500    7.050%, 3/01/24                                                            3/10 at 101         Baa2         497,245
        1,250    7.100%, 3/01/30                                                            3/10 at 101         Baa2       1,239,238


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.9%

        5,000   Board of Education, State of Florida, Public Education Capital             12/01 at 100          AA+       5,003,550
                 Outlay Refunding Bonds (Full Faith and Credit), 1989 Series A,
                 6.000%, 6/01/25

       10,000   Board of Education, State of Florida, Public Education Capital              6/08 at 101          AA+       8,842,300
                 Outlay Refunding Bonds (Full Faith and Credit), 1998 Series D,
                 4.500%, 6/01/24

       10,000   Board of Education, State of Florida, Public Education Capital              6/09 at 101          AAA       8,945,800
                 Outlay Refunding Bonds (Full Faith and Credit), 1999 Series A,
                 4.500%, 6/01/23


                            Nuveen Florida Quality Income Municipal Fund (NUF) (continued)

                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 5.3%

$       3,000   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102          AAA   $   2,848,260
                 Series 1996B, 5.000%, 10/01/35

        2,000   The Department of Corrections (State of Florida), Certificates              3/04 at 102           AA       2,093,820
                 of Participation, Series 1994, 6.000%, 3/01/14

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25                                                          No Opt. Call          AAA         276,026
        1,590    0.000%, 11/01/26                                                          No Opt. Call          AAA         398,629

        3,170   City of Jacksonville, Florida, Excise Taxes Revenue Bonds,                 No Opt. Call          AAA       1,517,479
                 Series 1993, 0.000%, 10/01/15 (Alternative Minimum Tax)

        2,475   Northern Palm Beach County Improvement District (Florida), Water            8/10 at 102           AA       2,664,041
                 Control and Improvement Bonds, Unit of Development No. 19,
                 Series 2000, 6.100%, 8/01/21

        2,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,              1/04 at 102          AAA       2,089,880
                 Series 1994, 6.125%, 1/01/24

        5,500   City of St. Petersburg, Florida, Public Improvement Refunding               2/02 at 102          AAA       5,704,490
                 Revenue Bonds, Series 1992, 6.375%, 2/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.1%

        2,225   Broward County, Florida, Airport System Revenue Bonds, 2001                10/11 at 101          AAA       2,196,142
                 Series J-1, 5.250%, 10/01/21 (Alternative Minimum Tax)

       12,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,                10/06 at 102          AAA      12,280,800
                 5.750%, 10/01/26 (Alternative Minimum Tax)

        1,500   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,                10/05 at 102          AAA       1,583,295
                 6.000%, 10/01/24 (Alternative Minimum Tax)

       15,000   Dallas-Fort Worth International Airport, Texas, Joint Revenue              11/09 at 100          AAA      15,782,850
                 Bonds, Series 2000A, 6.125%, 11/01/35 (Alternative Minimum Tax)

        8,540   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/02 at 102          AAA       8,993,730
                 Revenue Bonds, Series 1992A, 6.500%, 10/01/12
                 (Alternative Minimum Tax)

        3,500   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/07 at 101          AAA       3,438,855
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/09 at 101          AAA       3,810,200
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28
                 (Alternative Minimum Tax)

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds,                        10/08 at 101          AAA       7,099,950
                 Miami International Airport (Hub of the Americas), Series 1998A,
                 5.000%, 10/01/24 (Alternative Minimum Tax)

        5,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                  10/08 at 101          AAA       5,197,555
                 International Airport (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/23 (Alternative Minimum Tax)

        2,500   Palm Beach County, Florida, Airport System Revenue Refunding               10/02 at 102          AAA       2,638,525
                 Bonds, Series 1992, 6.375%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.5%

        1,500   Bradford County Health Facilities Authority, Florida, Health Facilities    No Opt. Call          AAA       1,668,015
                 Revenue Refunding Bonds, Series 1993 (Santa Fe HealthCare
                 Facilities Project), 6.050%, 11/15/16

        3,490   Charlotte County, Florida, Utility System Revenue Bonds,                   10/01 at 102          AAA       3,596,515
                 Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

        7,000   Dade County Health Facilities Authority, Florida, Hospital Revenue          8/02 at 102          AAA       7,423,430
                 Refunding Bonds, Series 1992 (North Shore Medical Center
                 Project), 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

        2,205   City of Dunedin (Florida), Hospital Revenue Bonds, Series 1991             11/01 at 102          AAA       2,282,263
                  (Mease Health Care), 6.750%, 11/15/21 (Pre-refunded to 11/15/01)

        1,000   Division of Bond Finance of the Department of General Services,             7/02 at 101       AA+***       1,047,500
                 State of Florida, Pollution Control Bonds (Full Faith and Credit),
                 Series Y, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

        2,750   Kissimmee Utility Authority (Florida), Electric System Improvement         10/01 at 102          AAA       2,831,318
                 and Refunding Revenue Bonds, Series 1991, 6.500%, 10/01/17
                 (Pre-refunded to 10/01/01)

        2,500   City of Leesburg, Florida, Capital Improvement Hospital Revenue             7/02 at 102         A***       2,665,500
                 Bonds (Leesburg Regional Medical Center Project), Series 1991A,
                 7.500%, 7/01/21 (Pre-refunded to 7/01/02)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

                Orange County, Florida, Tourist Development Tax Revenue Bonds,
                Series B:
$       3,000    6.500%, 10/01/19 (Pre-refunded to 10/01/02)                               10/02 at 102          AAA   $   3,192,810
        7,490    6.000%, 10/01/21 (Pre-refunded to 10/01/02)                               10/02 at 100          AAA       7,782,859

        7,375   Orlando Utilities Commission (Florida), Water and Electric                 10/01 at 102          Aaa       7,593,079
                 Subordinated Revenue Bonds,  Series 1991A, 6.500%, 10/01/20
                 (Pre-refunded to 10/01/01)

        5,000   City of St. Petersburg Health Facilities Authority (Florida),              12/01 at 102          AAA       5,183,200
                 Revenue Bonds, Series 1985 A (Allegany Health System Loan
                 Program), 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

        2,300   Sarasota County, Florida, Utility System Revenue Bonds,                    10/04 at 102          AAA       2,562,453
                 Series 1994, 6.500%, 10/01/22 (Pre-refunded to 10/01/04)

        2,000   The School Board of Seminole County, Florida, Certificates of               7/04 at 102          AAA       2,193,320
                 Participation, Series 1994A, 6.125%, 7/01/19 (Pre-refunded to 7/01/04)

        1,000   City of Stuart, Florida, Public Utilities Revenue Improvement Bonds,       10/03 at 100          AAA       1,080,420
                 Series 1994, 6.800%, 10/01/24 (Pre-refunded to 10/01/03)

        3,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium                 5/02 at 102       N/R***       3,176,610
                 Project), Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.8%

       10,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds,          1/02 at 102           A1      10,350,500
                 Series 1992A (Florida Power Corporation - Crystal River Power
                 Plant Project), 6.625%, 1/01/27

        5,830   Hillsborough County Industrial Development Authority (Florida),             8/01 at 103           A1       6,022,332
                 Pollution Control Revenue Bonds (Tampa Electric Company Project),
                 Series 1991, 7.875%, 8/01/21

        9,800   Hillsborough County Industrial Development Authority (Florida),             5/02 at 103           A1      10,380,552
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22

        3,000   Jacksonville Electric Authority, Florida, Electric System Revenue          10/03 at 100          AA-       3,064,860
                 Bonds (Subordinate Lien), Series 2000D, 5.375%, 10/01/11

        3,035   City of Lakeland, Florida, Electric and Water Refunding Revenue            10/09 at 101          AAA       2,874,873
                 Bonds, Series 1999A, 5.000%, 10/01/36

        3,000   Orlando Utilities Commission (Florida), Water and Electric                 10/02 at 100          Aa2       3,008,160
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.6%

        5,000   Town of Davie, Florida, Water and Sewer Improvement and                    10/02 at 102          AAA       5,186,350
                 Refunding Revenue Bonds, Series 1992, 6.250%, 10/01/17

        5,300   Miami-Dade County, Florida, Water and Sewer System Revenue                 10/09 at 101          AAA       5,079,201
                 Bonds, Series 1999A, 5.000%, 10/01/29

        1,500   Peace River/Manasota Regional Water Supply Authority (Florida),            10/08 at 101          AAA       1,439,340
                 Revenue Bonds (Peace River Option Project), Series 1998A,
                 5.000%, 10/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     334,524   Total Investments (cost $314,744,196) - 97.8%                                                            322,258,008
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                       7,360,282
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 329,618,290
                ====================================================================================================================






                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Insured Florida Premium Income Municipal Fund (NFL)

                            Portfolio of
                                       Investments June 30, 2001



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 1.7%

$       5,325   Escambia County Housing Finance Authority, Florida, Dormitory               6/09 at 101          AAA   $   5,556,797
                 Revenue Bonds (University of West Florida Foundation, Inc.
                 Project), Series 1999, 5.750%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%

        2,500   Alachua County Health Facilities Authority (Florida), Health               12/02 at 100          AAA       2,530,275
                 Facilities Revenue Bonds, Series 1992R (Shands Hospital at the
                 University of Florida Project), 5.750%, 12/01/15

        2,000   Brevard County Health Facilities Authority (Florida), Hospital             10/06 at 101          AAA       2,090,840
                 Revenue Bonds, Series 1996 (Holmes Regional Medical Center
                 Project), 5.625%, 10/01/14

        2,500   Hillsborough County Industrial Development Authority (Florida),            No Opt. Call          AAA       2,948,400
                 Industrial Development Revenue Bonds, Series 1994 (University
                 Community Hospital), 6.500%, 8/15/19

        5,000   Hospital Board of Directors of Lee County, Florida, Fixed Rate              4/07 at 102          AAA       5,203,950
                 Hospital Revenue Bonds (Lee Memorial Health System),
                 1997 Series A, 5.750%, 4/01/22

        7,220   Miami-Dade County Health Facilities Authority, Florida, Hospital            8/11 at 101          AAA       7,001,306
                 Revenue Bonds, Series 2001A, Miami Children's Hospital
                 Refunding, 5.125%, 8/15/26

        5,000   North Broward Hospital District (Florida), Refunding and                    1/07 at 101          AAA       5,018,300
                 Improvement Revenue Bonds, Series 1997, 5.375%, 1/15/24

        5,640   Polk County Industrial Development Authority, Florida,                      9/02 at 103          AAA       5,987,198
                 Industrial Development Revenue Bonds, 1985 Series 2 (Winter
                 Haven Hospital Project), 6.250%, 9/01/15

        3,000   City of Royal Oak Hospital Finance Authority, Michigan,                    11/11 at 100          AAA       2,922,960
                 Hospital Revenue Bonds, William Beaumont Hospital,
                 Series 2001M, 5.250%, 11/15/35

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.6%

          980   Housing Finance Authority of Broward County, Florida,                       6/07 at 102          AAA       1,007,273
                 Multifamily Housing Revenue Refunding Bonds (Pompano Oaks
                 Apartments Project - GNMA Collateralized), Series 1997,
                 6.000%, 12/01/27 (Alternative Minimum Tax)

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Refunding Bonds (Saxon Manor Isles
                Project), Series 1998A (Subseries 1):
        1,040    5.350%, 9/01/18 (Alternative Minimum Tax)                                  3/08 at 101          AAA       1,042,506
        1,400    5.400%, 9/01/23 (Alternative Minimum Tax)                                  3/08 at 101          AAA       1,398,810

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Bonds, Series 1998B (Saxon Manor
                Isles Project):
        1,260    5.350%, 9/01/18 (Alternative Minimum Tax)                                   3/08 at 101         AAA       1,263,037
        1,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                   3/08 at 101         AAA         999,150

                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project), 1997
                Series A:
        1,230    5.650%, 9/01/17 (Alternative Minimum Tax)                                  9/07 at 101          AAA       1,256,334
        1,890    5.750%, 9/01/29 (Alternative Minimum Tax)                                  9/07 at 101          AAA       1,920,883

        1,400   Florida Housing Finance Agency, Housing Revenue Bonds,                      4/07 at 102          AAA       1,454,236
                 1997 Series A (Riverfront Apartments Project), 6.250%,
                 4/01/37 (Alternative Minimum Tax)

        1,590   Florida Housing Finance Agency, Housing Revenue Bonds,                     12/05 at 102          AAA       1,642,852
                  1995 Series E (Williamsburg Village Apartments Project),
                  6.100%, 12/01/20 (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                      5/06 at 102          AAA       1,043,680
                 1996 Series C1 (Turtle Creek Apartments Project), 6.100%,
                  5/01/16 (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds, 1996
                Series D-1 (Sterling Palms Apartments Project):
        1,000    6.300%, 12/01/16 (Alternative Minimum Tax)                                 6/06 at 102          AAA       1,054,660
        1,500    6.400%, 12/01/26 (Alternative Minimum Tax)                                 6/06 at 102          AAA       1,571,325






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         750   Florida Housing Finance Agency, Housing Revenue Bonds,                     12/06 at 102          AAA    $    775,328
                 1996 Series V (The Crossings at Indian Run Apartments Project),
                 6.100%, 12/01/26 (Alternative Minimum Tax)

        2,535   Florida Housing Finance Corporation, GNMA Collateralized Housing            9/10 at 102          AAA       2,599,237
                 Revenue Bonds, 2000 Series J-1 (Raintree Apartments), 5.950%,
                 3/01/35 (Alternative Minimum Tax)

        2,105   Florida Housing Finance Corporation, GNMA Collateralized Housing           12/10 at 102          AAA       2,184,232
                 Revenue Bonds, 2000 Series K-1 (Cobblestone Apartments),
                 6.000%, 12/01/33 (Alternative Minimum Tax)

                Florida Housing Finance Corporation, Housing Revenue Bonds,
                Augustine Club Apartments, 2000 Series D-1:
        1,500    5.500%, 10/01/20                                                          10/10 at 102          Aaa       1,530,150
        4,750    5.750%, 10/01/30                                                          10/10 at 102          Aaa       4,904,613

        3,605   City of Jacksonville, Florida, Housing Revenue Refunding Bonds,             9/03 at 102          AAA       3,644,186
                 Series 1993A (GNMA Collateralized Windermere Manor Apartments
                 Project), 5.875%, 3/20/28

        1,425   Housing Finance Authority of Miami-Dade County, Florida,                    6/11 at 100          AAA       1,430,273
                  Multifamily Mortgage Revenue Bonds, Series 2001-1A (Country
                  Club Villas II Project), 5.750%, 7/01/27 (Alternative Minimum Tax)

        5,240   Nevada Housing Division, Multi-Unit Housing Revenue Bonds,                  4/10 at 100          AAA       5,441,373
                  2000 Series A (Whispering PalmsProject), 6.300%, 4/01/32
                  (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.8%

        2,960   Housing Finance Authority of Broward County, Florida, Single                4/09 at 101          Aaa       2,942,092
                  Family Mortgage Revenue Refunding Bonds, Series 1999B,
                  5.250%, 4/01/31 (Alternative Minimum Tax)

        3,700   Duval County Housing Finance Authority, Florida, Single Family             10/04 at 102          Aaa       3,857,065
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1994, 6.700%, 10/01/26 (Alternative Minimum Tax)

        1,695   Escambia County Housing Finance Authority (Florida), Single                 4/02 at 102          Aaa       1,743,392
                 Family Mortgage Revenue Bonds, Series 1992A (Multi-County
                 Program), 6.900%, 4/01/20 (Alternative Minimum Tax)

        4,420   Escambia County Housing Finance Authority (Florida), Single                 4/08 at 102          Aaa       4,292,881
                 Family Mortgage Revenue Bonds, Series 1999 (Multi-County
                 Program), 5.200%, 4/01/32 (Alternative Minimum Tax)

       16,215   Florida Housing Finance Corporation, Homeowner Mortgage Revenue        1/10 at 24 21/32          AAA       2,321,339
                 Bonds, 2000 Series 4, 0.000%, 7/01/30 (Alternative Minimum Tax)

        4,480   Florida Housing Finance Corporation, Homeowner Mortgage Revenue         1/09 at 31 9/32          AAA         808,730
                 Bonds, 1999 Series 2, 0.000%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.8%

        2,900   Board of Education, State of Florida, Public Education Capital              6/08 at 101          AAA       2,536,891
                 Outlay Bonds (Full Faith and Credit), 1997 Series B,
                 4.500%, 6/01/28

                Galveston County, Texas, Unlimited Tax Road Bonds, Series 2001:
        3,100    0.000%, 2/01/23                                                           No Opt. Call          Aaa         936,913
        3,130    0.000%, 2/01/24                                                           No Opt. Call          Aaa         893,020
        3,165    0.000%, 2/01/25                                                           No Opt. Call          Aaa         850,309
        3,195    0.000%, 2/01/26                                                           No Opt. Call          Aaa         809,933

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.1%

        4,835   Cape Coral, Florida, Capital Improvement Revenue Bonds,                    10/09 at 101          Aaa       4,910,813
                 Series 1999, 5.375%, 10/01/24

        2,750   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102          AAA       2,610,905
                 Series 1996B, 5.000%, 10/01/35

        2,230   Florida Ports Financing Commission, Revenue Bonds (State                   10/09 at 101          AAA       2,249,802
                 Transportation Trust Fund - Intermodal Program), Series 1999,
                 5.500%, 10/01/23 (Alternative Minimum Tax)

        4,500   Department of Environmental Protection, State of Florida,                   7/05 at 101          AAA       4,759,515
                 Preservation 2000 Revenue Bonds, Series 1995A, 5.750%, 7/01/11

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25                                                          11/10 at 101          AAA       3,399,323
        3,345    5.375%, 11/01/30                                                          11/10 at 101          AAA       3,365,839











                            Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)

                                    Portfolio of Investments June 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                City of Gulf Breeze, Florida, Local Government Loan Program,
                Remarketed Series 1985C:
$       1,080    5.900%, 12/01/15 (Mandatory put 12/01/10)                                 12/06 at 101          AAA $     1,164,964
        1,020    5.900%, 12/01/15 (Mandatory put 12/01/10)                                 12/06 at 101          AAA       1,111,045

        8,500   City of Gulf Breeze, Florida, Capital Funding Revenue Bonds,                6/08 at 100          AAA       7,436,735
                 Series 1997B, 4.500%, 10/01/27

        1,500   City of Gulf Breeze, Florida, Local Government Loan Program,               12/10 at 101          AAA       1,574,775
                 Remarketed Series 1985E, 5.750%, 12/01/20 (Optional put 12/01/19)

        5,200   City of Gulf Breeze, Florida, Local Government Loan Program,               12/11 at 101          AAA       5,296,200
                 Revenue Bonds, 4.750%, 12/01/20 (Mandatory put 12/01/11)

        1,400   Hernando County, Florida, Capital Improvement Refunding                     2/03 at 102          AAA       1,448,202
                 Revenue Bonds, Series 1993, 5.750%, 2/01/14

        2,750   City and County of Jackson, State of Michigan, Downtown                    No Opt. Call          AAA         702,763
                 Development Bonds, Series 2001, General Obligation Limited
                 Tax, 0.000%, 6/01/26

        1,025   City of Jacksonville, Florida, Sales Tax Revenue Bonds,                    10/05 at 101          AAA       1,111,008
                 Series 1995 (River City Renaissance Project), 5.500%, 10/01/10

       23,000   Miami-Dade County, Florida, Subordinate Special Obligation             4/08 at 49 17/32          AAA       7,302,500
                 Bonds, Series 1997B, 0.000%, 10/01/21

        1,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,              1/04 at 102          AAA       1,095,380
                 Series 1994, 7.000%, 1/01/14

        4,770   School Board of Orange County, Florida, Master Lease Program,               8/07 at 101          Aaa       4,808,876
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22

        5,010   Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/02 at 102          AAA       5,274,678
                 Series 1992A, 6.250%, 10/01/13

        6,500   Palm Beach County, Florida, Administrative Complex Revenue                 No Opt. Call          AAA       6,942,780
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11

                Palm Beach County, Florida, Criminal Justice Facilities Revenue
                Refunding Bonds, Series 1993:
        2,500    5.375%, 6/01/08                                                           No Opt. Call          AAA       2,694,225
        4,000    5.375%, 6/01/10                                                           No Opt. Call          AAA       4,314,160

        2,335   Pasco County, Florida, Gas Tax Refunding Revenue Bonds,                     8/02 at 102          AAA       2,407,152
                 Series 1992, 5.750%, 8/01/13

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.0%

        9,000   Broward County, Florida, Airport System Revenue Bonds,                     10/11 at 101          AAA       8,771,940
                  2001 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

        3,000   Dade County, Florida, Aviation Revenue Refunding Bonds,                    10/03 at 102          AAA       3,121,980
                 Series Y, 5.500%, 10/01/11

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,                     10/05 at 102          AAA       1,157,321
                 Series 1995, 5.750%, 10/01/15

       15,000   Dallas-Fort Worth International Airport, Texas, Joint                      11/09 at 100          AAA      15,782,850
                 Revenue Bonds, Series 2000A, 6.125%, 11/01/35 (Alternative
                 Minimum Tax)

        5,000   Director of the State of Nevada, Department of Business and                No Opt. Call          AAA       1,198,300
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 0.000%, 1/01/27

        2,000   Greater Orlando Aviation Authority, Florida, Airport                       10/02 at 102          AAA       2,091,220
                 Facilities Revenue Bonds, Series 1992A, 6.375%, 10/01/21
                 (Alternative Minimum Tax)

        4,795   Greater Orlando Aviation Authority, Florida, Airport                       10/07 at 101          AAA       4,711,231
                 Facilities Revenue Bonds, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)

        2,350   Jacksonville Port Authority (Florida), Airport Revenue                     10/03 at 102          AAA       2,354,677
                 Refunding Bonds, Series 1993,  5.250%, 10/01/17 (Alternative
                 Minimum Tax)

        3,800   Jacksonville Port Authority (Florida), Port Facilities Revenue             11/06 at 102          AAA       3,891,390
                 Refunding Bonds, Series 1996 5.625%, 11/01/18 (Alternative
                 Minimum Tax)

       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A,                  10/10 at 101          AAA      15,826,734
                 6.000%, 10/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.0%

        3,750   Broward County Health Facilities Authority (Florida), Hospital              6/03 at 102          AAA       4,105,013
                 Revenue Bonds (Holy Cross Hospital, Inc.), Series 1993,
                 5.850%, 6/01/12

        2,700   City of Cocoa, Florida, Water and Sewer System Improvement                 10/07 at 101          AAA       3,018,492
                 Revenue Bonds, Series 1997, 5.875%, 10/01/26 (Pre-refunded to 10/01/07)

        3,000   Florida Municipal Power Agency, All-Requirements Power Supply              10/02 at 102          AAA       3,183,630
                 Project Revenue Bonds, Series 1992, 6.250%, 10/01/21
                 (Pre-refunded to 10/01/02)










   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       3,995   State of Florida, Department of Transportation, Turnpike                    7/02 at 101          AAA  $    4,176,972
                 Revenue Bonds, Series 1992A, 6.350%, 7/01/22 (Pre-refunded to 7/01/02)

          990   Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/02 at 102          AAA       1,028,511
                 Series 1992A, 6.250%, 10/01/13

          930   Orange County, Florida, Water Utilities System Revenue Bonds,               4/02 at 102          AAA         973,031
                 Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

                City of Palm Bay, Florida, Utility System Refunding Revenue
                Bonds, Series 1994 (Palm Bay Utility Corporation Project):
        1,000    6.200%, 10/01/17 (Pre-refunded to 10/01/02)                               10/02 at 102          AAA       1,060,860
        3,295    6.200%, 10/01/22 (Pre-refunded to 10/01/02)                               10/02 at 102          AAA       3,495,534

        1,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,              9/04 at 100          AAA       1,078,910
                 Series 1994, 6.000%, 9/01/24 (Pre-refunded to 9/01/04)

                St. Lucie County, Florida, Utility System Refunding and
                Revenue Bonds, Series 1993:
        5,000    5.500%, 10/01/15                                                          10/03 at 102          AAA       5,269,400
        1,200    5.500%, 10/01/21                                                          10/03 at 102          AAA       1,219,368

        7,855   Seminole County, Florida, Water and Sewer Revenue Refunding and            10/19 at 100          AAA       8,812,760
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19
                 (Pre-refunded to 10/01/19)

                City of Sunrise, Florida, Utility System Revenue Bonds,
                Series 1996A:
        6,900    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                               10/06 at 101          AAA       7,624,707
        8,700    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                               10/06 at 101          AAA       9,613,761

        1,500   City of Tampa, Florida, Allegany Health System Revenue Bonds               12/03 at 102          AAA       1,499,940
                 (St. Joseph's Hospital, Inc. Issue), Series 1993,
                 5.125%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.6%

        1,250   Florida Municipal Power Agency, St. Lucie Project Refunding                10/02 at 102          AAA       1,252,300
                 Revenue Bonds, Series 1992, 5.250%, 10/01/21

        1,500   Florida Municipal Power Agency, Tri-City Project Refunding                 10/03 at 100          AAA       1,512,030
                  Revenue Bonds, Series 1992, 5.500%, 10/01/19

        3,525   Solid Waste Authority of Palm Beach County, Florida, Refunding             No Opt. Call          AAA       3,936,156
                 Revenue Bonds, Series 1997A, 6.000%, 10/01/09

       10,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,         9/11 at 34 31/32          AAA       1,936,600
                 Series 2001, 0.000%, 9/01/29

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.6%

        3,000   City of Cocoa, Florida, Water and Sewer System Improvement                 10/09 at 101          AAA       2,643,120
                 Revenue Bonds, Series 1999, 4.500%, 10/01/26

        4,000   Florida Governmental Utility Authority, Utility Revenue Bonds               7/09 at 101          Aaa       3,833,760
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,                9/08 at 102          AAA       7,951,680
                  Series 1993A, 5.250%, 9/01/24

        2,000   Indian Trail Water Control District, Florida, Water Control                 8/07 at 101          AAA       2,042,820
                 and Improvement Bonds, Unit of Development No. 17,
                 Series 1996, 5.500%, 8/01/22

        1,070   Orange County, Florida, Water Utilities System Revenue Bonds,               4/02 at 102          AAA       1,102,614
                 Series 1992, 6.250%, 10/01/17

        2,250   City of Port Orange, Florida, Water and Sewer Refunding Junior             10/03 at 101          AAA       2,253,623
                 Lien Revenue Bonds, Series 1993, 5.250%, 10/01/21

        3,530   Seminole County, Florida, Water and Sewer Revenue Refunding                No Opt. Call          AAA       3,963,131
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

        1,300   City of Sunrise, Florida, Utility System Revenue Refunding                 10/06 at 102          AAA       1,407,000
                 Bonds, Series 1996, 5.800%, 10/01/11
------------------------------------------------------------------------------------------------------------------------------------
$     371,270   Total Investments (cost $308,399,571) - 98.4%                                                            324,301,735
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.6%                                                                      5,340,225
                --------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $329,641,960
                ====================================================================================================================

                            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market
                            Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                            Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS June 30, 2001


                                                                                          INSURED
                                                            FLORIDA        FLORIDA        FLORIDA
                                                         INVESTMENT        QUALITY        PREMIUM
                                                            QUALITY         INCOME         INCOME
                                                               (NQF)          (NUF)          (NFL)
---------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value   $367,027,993   $322,258,008   $324,301,735
Cash                                                      2,617,674        836,829        481,517
Receivables:
   Interest                                               5,808,798      5,363,504      4,066,184
   Investments sold                                         301,493      2,479,333      2,040,000
Other assets                                                 21,279         44,448         28,213
---------------------------------------------------------------------------------------------------
      Total assets                                      375,777,237    330,982,122    330,917,649
---------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                          196,261        173,214        173,434
   Other                                                     92,710         89,969        118,133
Preferred share dividends payable                            51,100         38,825         19,520
Common share dividends payable                            1,214,199      1,061,824        964,602
---------------------------------------------------------------------------------------------------
      Total liabilities                                   1,554,270      1,363,832      1,275,689
---------------------------------------------------------------------------------------------------
Net assets                                             $374,222,967   $329,618,290   $329,641,960
===================================================================================================
Preferred shares, at liquidation value                 $132,000,000   $117,000,000   $111,000,000
===================================================================================================
Preferred shares outstanding                                  5,280          4,680          4,440
===================================================================================================
Common shares outstanding                                16,409,068     14,158,139     14,290,929
===================================================================================================
Net asset value per Common share outstanding (net
   assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)        $      14.76   $      15.02   $      15.30
===================================================================================================






                                 See accompanying notes to financial statements.


Statement of
      OPERATIONS Year Ended June 30, 2001


                                                                                                           INSURED
                                                                           FLORIDA         FLORIDA         FLORIDA
                                                                        INVESTMENT         QUALITY         PREMIUM
                                                                           QUALITY          INCOME          INCOME
                                                                              (NQF)           (NUF)           (NFL)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $ 22,617,037    $ 19,674,088    $ 18,233,071
-------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          2,371,274       2,095,727       2,082,386
Preferred shares - auction fees                                            330,000         292,500         277,499
Preferred shares - dividend disbursing agent fees                           33,380          30,054          23,328
Shareholders' servicing agent fees and expenses                             30,813          25,302          25,147
Custodian's fees and expenses                                              279,944         216,420         212,412
Trustees' fees and expenses                                                  4,500           3,704           4,997
Professional fees                                                           15,724          35,821           8,476
Shareholders'reports - printing and mailing expenses                        30,070          19,629          22,986
Stock exchange listing fees                                                 24,436          24,282          24,193
Investor relations expense                                                  50,646          40,049          36,926
Other expenses                                                              19,434          21,193          18,115
-------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                               3,190,221       2,804,681       2,736,465
   Custodian fee credit                                                    (97,708)       (160,402)        (21,655)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                             3,092,513       2,644,279       2,714,810
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                   19,524,524      17,029,809      15,518,261
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                           2,203,606       1,414,163       2,376,595
Change in net unrealized appreciation (depreciation) of investments      6,281,184       4,602,139      12,370,464
-------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                8,484,790       6,016,302      14,747,059
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $ 28,009,314    $ 23,046,111    $ 30,265,320
===================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS



                                                            FLORIDA INVESTMENT QUALITY (NQF)          FLORIDA QUALITY INCOME (NUF)
                                                            --------------------------------         ----------------------------
                                                                YEAR ENDED      YEAR ENDED            YEAR ENDED       YEAR ENDED
                                                                   6/30/01         6/30/00               6/30/01          6/30/00
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $ 19,524,524    $ 19,764,424          $ 17,029,809    $  16,778,247
Net realized gain (loss) from investment transactions            2,203,606        (981,914)            1,414,163         (281,731)
Change in net unrealized appreciation (depreciation)
  of investments                                                 6,281,184     (10,856,592)            4,602,139      (10,646,387)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      28,009,314       7,925,918            23,046,111        5,850,129
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
  Common shareholders                                          (14,556,818)    (15,344,732)          (12,504,886)     (12,870,918)
  Preferred shareholders                                        (4,844,197)     (4,687,633)           (4,221,461)      (4,122,759)
From accumulated net realized gains from
  investment transactions:
  Common shareholders                                                   --        (457,008)                   --               --
  Preferred shareholders                                                --        (120,480)                   --               --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (19,401,015)    (20,609,853)          (16,726,347)     (16,993,677)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
  due to reinvestment of distributions                             324,217         652,214                86,155          136,196
Net proceeds from sale of Preferred shares                              --      21,678,009                    --       11,786,699
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions         324,217      22,330,223                86,155       11,922,895
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                            8,932,516       9,646,288             6,405,919          779,347
Net assets at the beginning of year                            365,290,451     355,644,163           323,212,371      322,433,024
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                 $374,222,967    $365,290,451          $329,618,290     $323,212,371
=================================================================================================================================
Balance of undistributed net investment income at
  the end of year                                             $    396,355   $     272,846          $    638,055   $      334,593
=================================================================================================================================






                                 See accompanying notes to financial statements.


                                                                                                             INSURED FLORIDA
                                                                                                           PREMIUM INCOME (NFL)
                                                                                                     ----------------------------
                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                         6/30/01          6/30/00
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                               $ 15,518,261   $   15,150,965
Net realized gain (loss) from investment transactions                                                  2,376,595       (1,206,091)
Change in net unrealized appreciation (depreciation) of investments                                   12,370,464       (7,368,863)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                            30,265,320        6,576,011
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                                                               (11,192,652)     (11,368,439)
   Preferred shareholders                                                                             (4,022,024)      (4,044,277)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                        --               --
   Preferred shareholders                                                                                     --               --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                            (15,214,676)     (15,412,716)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                                       --               --
Net proceeds from sale of Preferred shares                                                                    --               --
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                                                    --               --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                 15,050,644       (8,836,705)
Net assets at the beginning of year                                                                  314,591,316      323,428,021
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                       $329,641,960     $314,591,316
=================================================================================================================================
Balance of undistributed net investment income at the end of year                                   $    661,457     $    357,872
=================================================================================================================================







                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2001, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                       INSURED
                                                FLORIDA   FLORIDA      FLORIDA
                                             INVESTMENT   QUALITY      PREMIUM
                                                QUALITY    INCOME       INCOME
                                                   (NQF)     (NUF)        (NFL)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                          --     1,700           --
   Series T                                       3,080        --           --
   Series W                                          --        --        1,640
   Series Th                                         --     1,700        2,800
   Series F                                       2,200     1,280           --
--------------------------------------------------------------------------------
Total                                             5,280     4,680        4,440
================================================================================

Insurance
Insured Florida Premium Income (NFL) invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Costs incurred by Florida Investment Quality (NQF) and Florida Quality Income
(NUF) in connection with their offering of Preferred shares were recorded as a reduction of the proceeds from the sale of shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

Notes to
        FINANCIAL STATEMENTS (continued)









2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                               FLORIDA                     FLORIDA
                                                       INVESTMENT QUALITY (NQF)      QUALITY INCOME (NUF)
                                                      -------------------------   ------------------------
                                                       YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         6/30/01       6/30/00      6/30/01       6/30/00
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment
   of distributions                                        21,685        43,053        6,145         8,574
==========================================================================================================
Preferred shares sold                                          --           880           --           480
==========================================================================================================

                                                                                      INSURED FLORIDA
                                                                                    PREMIUM INCOME (NFL)
                                                                                  ------------------------
                                                                                  YEAR ENDED    YEAR ENDED
                                                                                    6/30/01       6/30/00
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment
   of distributions                                                                       --            --
==========================================================================================================
Preferred shares sold                                                                     --            --
==========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 1, 2001, to shareholders of record on July 15, 2001, as follows:
                                                                       INSURED
                                             FLORIDA      FLORIDA      FLORIDA
                                             INVESTMENT   QUALITY      PREMIUM
                                             QUALITY      INCOME       INCOME
                                             (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------------
Dividend per share                           $.0740       $.0750       $.0675
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended June 30, 2001, were as follows:
                                                                     INSURED
                                        FLORIDA        FLORIDA       FLORIDA
                                        INVESTMENT     QUALITY       PREMIUM
                                        QUALITY        INCOME        INCOME
                                        (NQF)          (NUF)         (NFL)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $103,945,575   $63,643,873   $64,013,047
   Short-term municipal securities                --            --            --
Sales and maturities:
   Long-term municipal securities        105,917,804    68,270,385    66,216,706
   Short-term municipal securities                --            --            --
================================================================================

At June 30, 2001, the cost of investments owned for federal income tax purposes were as follows:
                                                                    INSURED
                                        FLORIDA       FLORIDA       FLORIDA
                                        INVESTMENT    QUALITY       PREMIUM
                                        QUALITY       INCOME        INCOME
                                        (NQF)         (NUF)         (NFL)
--------------------------------------------------------------------------------
                                        $355,471,079  $314,744,196  $308,399,571
================================================================================

At June 30, 2001, Insured Florida Premium Income (NFL) had an unused capital loss carryforward of $723,436 available for federal income tax purposes to be applied against future capital gains, in any. If not applied, the carryforward will expire in the year 2008.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2001, were as follows:

                                                                    INSURED
                                       FLORIDA       FLORIDA       FLORIDA
                                       INVESTMENT    QUALITY       PREMIUM
                                       QUALITY       INCOME        INCOME
                                       (NQF)         (NUF)         (NFL)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                        $16,673,926   $11,578,714   $ 16,877,045
   depreciation                         (5,117,012)   (4,064,902)      (974,881)
--------------------------------------------------------------------------------
Net unrealized appreciation            $11,556,914   $ 7,513,812   $ 15,902,164
================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                        MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At June 30, 2001, net assets consisted of:

                                                                                                           INSURED
                                                                            FLORIDA        FLORIDA         FLORIDA
                                                                         INVESTMENT        QUALITY         PREMIUM
                                                                            QUALITY         INCOME          INCOME
                                                                               (NQF)          (NUF)           (NFL)
------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                $132,000,000   $117,000,000   $ 111,000,000
Common shares, $.01 par value per share                                     164,091        141,581         142,909
Paid-in surplus                                                         228,883,915    203,758,108     202,658,866
Balance of undistributed net investment income                              396,355        638,055         661,457
Accumulated net realized gain (loss) from investment transactions         1,221,692        566,734        (723,436)
Net unrealized appreciation of investments                               11,556,914      7,513,812      15,902,164
------------------------------------------------------------------------------------------------------------------
Net assets                                                             $374,222,967   $329,618,290   $ 329,641,960
==================================================================================================================
Authorized shares:
   Common                                                                 Unlimited      Unlimited       Unlimited
   Preferred                                                              Unlimited      Unlimited       Unlimited
==================================================================================================================


                Financial
                      Highlights

Selected data for a Common share outstanding throughout each period:
                                Investment Operations                              Less Distributions
                            -----------------------------      --------------------------------------------------------


                                                               Net          Net
                                        Net                    Investment   Investment   Capital     Capital
                                        Realized/              Income to    Income to    Gains to    Gains to
                Beginning   Net         Unrealized             Common       Preferred    Common      Preferred
                Net Asset   Investment  Investment             Share-       Share-       Share-      Share-
                Value       Income      Gain (Loss) Total      holders      holders+     holders     holders+     Total
=========================================================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001               $14.24        $1.19       $ .52  $1.71         $(.89)       $(.30)     $  --        $  --     $(1.19)
2000                15.03         1.21        (.71)   .50          (.94)        (.29)      (.03)        (.01)     (1.27)
1999                15.66         1.16        (.59)   .57          (.96)        (.20)      (.03)        (.01)     (1.20)
1998                15.55         1.18         .23   1.41          (.99)        (.22)      (.07)        (.02)     (1.30)
1997                15.25         1.22         .27   1.49          (.97)        (.22)        --           --      (1.19)

FLORIDA QUALITY INCOME (NUF)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                14.57         1.20         .43   1.63          (.88)        (.30)        --           --      (1.18)
2000                15.37         1.19        (.77)   .42          (.91)        (.29)        --           --      (1.20)
1999                15.96         1.14        (.61)   .53          (.90)        (.22)        --           --      (1.12)
1998                15.66         1.16         .31   1.47          (.92)        (.25)        --           --      (1.17)
1997                15.26         1.18         .39   1.57          (.92)        (.25)        --           --      (1.17)

INSURED FLORIDA PREMIUM INCOME (NFL)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                14.25         1.09        1.02   2.11          (.78)        (.28)        --           --      (1.06)
2000                14.86         1.06        (.59)   .47          (.80)        (.28)        --           --      (1.08)
1999                15.49         1.03        (.67)   .36          (.76)        (.23)        --           --       (.99)
1998                14.70         1.02         .81   1.83          (.78)        (.26)        --           --      (1.04)
1997                14.10         1.02         .61   1.63          (.78)        (.25)        --           --      (1.03)
=========================================================================================================================



                                                            Total Returns
                                                           ---------------
                    Offering
                    Costs and                                        Based
                    Preferred      Ending                  Based     on
                    Share          Net         Ending      on        Net
                    Underwriting   Asset       Market      Market    Asset
                    Discounts      Value       Value       Value*   Value*
============================================================================
FLORIDA INVESTMENT QUALITY (NQF)
----------------------------------------------------------------------------
Year Ended 6/30:
2001                    $  --      $14.76    $14.8900      12.03%    10.11%
2000                     (.02)      14.24     14.1250      (5.54)     1.39
1999                       --       15.03     16.0000      (1.80)     2.22
1998                       --       15.66     17.2500       9.08      7.70
1997                       --       15.55     16.8125      10.68      8.56

FLORIDA QUALITY INCOME (NUF)
----------------------------------------------------------------------------
Year Ended 6/30:
2001                       --       15.02     14.9700      12.58      9.37
2000                     (.02)      14.57     14.1250      (4.28)      .87
1999                       --       15.37     15.7500       2.79      1.88
1998                       --       15.96     16.1875       7.07      7.98
1997                       --       15.66     16.0000      13.23      8.89

INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------------------------------
Year Ended 6/30:
2001                       --       15.30     14.5400      18.32     13.09
2000                       --       14.25     13.0000      (5.17)     1.47
1999                       --       14.86     14.5625       7.98       .73
1998                       --       15.49     14.1875       7.38     10.87
1997                       --       14.70     13.9375       9.30     10.01
============================================================================


                                            Ratios/Supplemental Data
                      ------------------------------------------------------------------
                                                  Before Credit
                                   -----------------------------------------------------
                                                Ratio of Net                Ratio of Net
                                   Ratio of     Investment   Ratio of       Investment
                                   Expenses     Income to    Expenses to    Income to
                                   to Average   Average to   Average        Average
                      Ending       Net Assets   Net Assets   Total          Total
                      Net          Applicable   Applicable   Net Assets     Net Assets
                      Assets       to Common    to Common    Including      Including
                      (000)        Shares++     Shares++     Preferred++    Preferred++
=======================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                $374,223             1.33%          8.10%      .86%          5.22%
2000                 365,290             1.26           8.45       .80           5.41
1999                 355,644             1.15           7.38       .80           5.15
1998                 364,755             1.14           7.55       .80           5.27
1997                 361,837             1.15           7.87       .80           5.46

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                 329,618             1.33           8.00       .86           5.15
2000                 323,212             1.26           8.08       .80           5.17
1999                 322,433             1.19           7.13       .81           4.86
1998                 329,973             1.18           7.26       .81           4.95
1997                 324,882             1.20           7.63       .81           5.15

INSURED FLORIDA PREMIUM INCOME (NFL)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                 329,642             1.27           7.22       .84           4.76
2000                 314,591             1.30           7.53       .84           4.85
1999                 323,428             1.20           6.58       .80           4.39
1998                 332,383             1.21           6.69       .80           4.44
1997                 321,059             1.24           7.08       .81           4.60
=======================================================================================


                                       Ratios/Supplemental Data
                      ----------------------------------------------------------
                                                                                   Municipal Auction Rate Cumulative
                                           After Credit**                           Preferred Stock at End of Year
                      -------------------------------------------------           -----------------------------------

                                   Ratio of Net            Ratio of Net
                      Ratio of     Investment  Ratio of    Investment
                      Expenses     Income to   Expenses    Income to
                      to Average   Average     to Average  Average
                      Net Assets   Net Assets  Total       Total                  Aggregate    Liquidation
                      Applicable   Applicable  Net Assets  Net Assets  Portfolio  Amount       and Market   Asset
                      to Common    to Common   Including   Including   Turnover   Outstanding  Value        Coverage
                      Shares++     Shares++    Preferred++ Preferred++ Rate       (000)        Per Share    Per Share
=====================================================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                        1.29%        8.14%       .83%       5.25%         28%    $132,000      $25,000    $70,876
2000                        1.24         8.48        .79        5.42          16      132,000       25,000     69,184
1999                        1.15         7.39        .80        5.16          17      110,000       25,000     80,828
1998                        1.14         7.55        .80        5.27           9      110,000       25,000     82,899
1997                        1.15         7.87        .80        5.46           4      110,000       25,000     82,236

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                        1.25         8.08        .81        5.19          20      117,000       25,000     70,431
2000                        1.23         8.10        .79        5.18          20      117,000       25,000     69,062
1999                        1.19         7.13        .81        4.87          16      105,000       25,000     76,770
1998                        1.18         7.26        .81        4.95          10      105,000       25,000     78,565
1997                        1.20         7.63        .81        5.15          22      105,000       25,000     77,353

INSURED FLORIDA PREMIUM INCOME (NFL)
---------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                        1.26         7.23        .83        4.76          20      111,000       25,000     74,244
2000                        1.29         7.54        .83        4.86          22      111,000       25,000     70,854
1999                        1.20         6.58        .80        4.39          11      111,000       25,000     72,844
1998                        1.21         6.69        .80        4.44          11      111,000       25,000     74,861
1997                        1.24         7.08        .81        4.60          21      111,000       25,000     72,310
=====================================================================================================================



* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
    Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
    Total returns are not annualized.

**  After custodian fee credit, where applicable.

+   The amounts  shown are based on Common share  equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.





                                 See accompanying notes to financial statements.


Build Your Wealth
                  AUTOMATICALLY



Callout text:
Nuveen makes
reinvesting easy.
A phone call is
all it takes to
set up your
reinvestment
account.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     INFORMATION




BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL









Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended June 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

photo of: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



                                                     Invest well.

                           Look ahead.

                                            LEAVE YOUR MARK.(SM)
                                                        Logo: Nuveen Investments




                Nuveen Investments o 333 West Wacker Drive
                Chicago, IL 60606 o www.nuveen.com
                                                                      FAN-1-6-01